Exhibit 99.1

Cytek Biosciences Reports Second Quarter 2025 Financial Results

FREMONT, Calif., August 6, 2025 (GLOBE NEWSWIRE) – Cytek® Biosciences, Inc. (“Cytek Biosciences” or “Cytek”) (Nasdaq: CTKB), a leading cell analysis solutions company, today reported financial results for the second quarter ended June 30, 2025.

Second Quarter Highlights

•	Total revenue for the second quarter of 2025 was $45.6 million, representing a 2% decrease compared to the second quarter of 2024

•

Expanded to a total installed base of 3,295 Cytek instruments, adding 146 units in the second quarter of 2025, and representing 3% unit growth of Cytek FSP® instruments compared to the second quarter of 2024

•

Launched the Cytek Aurora™ Evo system, a new full spectrum flow cytometer that improves on its flagship Cytek Aurora system and offers faster sample throughput, automated instrument startup and shutdown, enhanced resolution for small particle detection, and data harmonization

•	Total recurring revenue, comprised of service and reagent revenues, grew 16% compared to the second quarter of 2024 and accounts for 32% of last 12 months’ total revenue

•	Repurchased $4.5 million of Cytek common stock in open market purchases during the second quarter of 2025

“The progress we achieved in the first half of this year is underscored by steady growth in our FSP unit placements, and in our recurring revenue businesses, despite a macro environment that remains challenging. I am also proud of our team’s continued focus on innovation and the launch of the Cytek Aurora Evo system, which we believe will accelerate broader adoption of our solutions,” said Dr. Wenbin Jiang, CEO of Cytek Biosciences.

Dr. Jiang continued, “Looking ahead, we remain focused on expanding our installed base globally, which supports our parallel goal of growing our recurring revenue through our service and reagent businesses. Further, we plan to continue strengthening our market leadership through innovation that redefines industry standards and creates new markets. We expect the instrument market to recover over time and are poised to emerge in an even stronger position than we are today with a focus on these longer-term growth drivers for our business.”

Second Quarter 2025 Financial Results

Total revenue for the second quarter of 2025 was $45.6 million, a 2% decrease compared to the second quarter of 2024. The decrease in revenue was due to lower product revenue in EMEA and APAC, partially offset by growth in service revenue worldwide, and the U.S. product revenue.

GAAP gross profit was $23.9 million for the second quarter of 2025, a 6% decrease compared to the second quarter of 2024. GAAP gross profit margin was 52% in the second quarter of 2025, compared to 55% in the second quarter of 2024. Adjusted gross profit margin, after adjusting for stock-based compensation expense and amortization of acquisition-related intangibles, was 56% in the second quarter of 2025, compared to 58% in the second quarter of 2024.

Operating expenses were $34.5 million for the second quarter of 2025, a 2% increase compared to the second quarter of 2024.

Research and development expenses were $8.8 million for the second quarter of 2025, a 12% decrease compared to the second quarter of 2024.

Sales and marketing expenses were $12.1 million for the second quarter of 2025, a 1% decrease compared to the second quarter of 2024.

General and administrative expenses were $13.5 million for the second quarter of 2025, a 16% increase compared to the second quarter of 2024.

Loss from operations in the second quarter of 2025 was $10.6 million, compared to loss from operations of $8.5 million in the second quarter of 2024. Net loss in the second quarter of 2025 was $5.6 million, compared to a net loss of $10.4 million in the second quarter of 2024.

Adjusted EBITDA in the second quarter of 2025 was $1.3 million, compared to $2.9 million in the second quarter of 2024, after adjusting for stock-based compensation expense and foreign currency exchange impacts. Excluding investment income, Adjusted EBITDA for the second quarter was a loss of $0.8 million, compared to positive $1.0 million in the second quarter of 2024.

Cash and marketable securities were $262.0 million as of June 30, 2025, compared to $265.6 million as of March 31, 2025. This represents a decrease of $3.6 million, despite a cash expenditure of $4.5 million for the repurchase of Cytek shares during the second quarter.

2025 Outlook

Cytek Biosciences narrows its 2025 revenue guidance of full year 2025 revenue to be in the range of $196 million to $205 million, representing growth of -2% to +2% over full year 2024, assuming no change from current currency exchange rates.

Webcast Information

Cytek will host a conference call to discuss its second quarter 2025 financial results on Wednesday, August 6, 2025, at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP®) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s platform includes: its core FSP instruments, the Cytek Aurora™, Northern Lights™, Cytek Aurora™ CS and Cytek Aurora™ Evo systems; the Cytek

Orion™ reagent cocktail preparation system; the Enhanced Small Particle™ (ESP™) detection technology; the flow cytometers and imaging products under the Amnis® and Guava® brands; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use only in China and the European Union).

Cytek, Full Spectrum Profiling, FSP, Cytek Aurora, Northern Lights, Enhanced Small Particle, ESP, Cytek Orion, Amnis and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X (formerly Twitter) account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Statement Regarding Use of Non-GAAP Financial Information

Cytek has presented certain financial information in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and also on a non-GAAP basis for the three-month period ended June 30, 2025 and June 30, 2024. Management believes that non-GAAP financial measures, including “Adjusted gross profit,” “Adjusted gross profit margin,” “Adjusted EBITDA,” and “Adjusted EBITDA excluding investment income,” referenced in this release, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release and the related conference call, webcast and presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “contemplate,” “estimate,” “intend,” “potential,” “predict,” “project,” “target,” or “continue” or the negatives of these terms or variation of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding Cytek’s ability to effectively navigate uncertain times and strengthen its competitive position as a market leader; Cytek’s expanding installed base and future recurring revenue growth in its service and reagent businesses; Cytek’s market opportunities and any expectations or assumptions thereto; Cytek’s future financial performance, including its outlook for fiscal year 2025 and expectations for 2025 total revenue; Cytek’s business strategies, product, and operational plans and market opportunities, as well as any expectations or assumptions thereto; and any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Cytek and its financial performance. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. Factors that could cause actual results to differ materially include global geopolitical, economic and market conditions; Cytek’s ability to manage the impacts of recent and future export controls and licensing requirements, tariffs and NIH funding policies on its business; Cytek’s ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to recognize the anticipated benefits of collaborations; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and hire and retain key employees; Cytek’s ability to manufacture its products in high-quality commercial quantities successfully and consistently to meet demand; Cytek’s ability to increase penetration in its existing markets and expand into adjacent markets; Cytek’s ability to secure additional distributors or maintain good relationships with its existing distributors; Cytek’s ability to successfully develop and introduce new products; Cytek’s ability to maintain, protect and enhance its intellectual property; Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations; and foreign currency exchange impacts. You should refer to the sections titled “Risk Factors” set forth in Cytek’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2025 and in Cytek’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 to be filed with the SEC on or about the date hereof, and other filings Cytek makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek’s forward-looking statements. Although Cytek believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release and the related conference call, webcast and presentation are based on information available to Cytek as of the date hereof, and Cytek disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek’s as of any date subsequent to the date of this press release. Information contained on, or that is reference or can be accessed through, our website does not constitute part of this document, and inclusions of any website addresses herein are inactive textual references only.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Contact:

Paul Goodson

Head of Investor Relations

Cytek Biosciences

pgoodson@cytekbio.com

Cytek Biosciences, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(In thousands, except share and per share data)	2025	2024	2025	2024
Revenue, net:
Product	$31,415	$34,576	$59,525	$68,698
Service	14,187	12,041	27,534	22,779

Total revenue, net	45,602	46,617	87,059	91,477

Cost of sales:
Product	14,921	15,808	30,450	32,554
Service	6,814	5,373	12,585	10,474

Total cost of sales	21,735	21,181	43,035	43,028

Gross profit	23,867	25,436	44,024	48,449
Operating expenses:
Research and development	8,826	10,001	18,550	19,796
Sales and marketing	12,134	12,268	24,643	24,811
General and administrative	13,531	11,694	26,429	23,102

Total operating expenses	34,491	33,963	69,622	67,709

Loss from operations	(10,624)	(8,527)	(25,598)	(19,260)
Other income (expense):
Interest expense	(414)	(134)	(705)	(575)
Interest income	555	1,416	1,063	2,775
Other income, net	3,708	59	7,199	881

Total other income, net	3,849	1,341	7,557	3,081

Loss before income taxes	(6,775)	(7,186)	(18,041)	(16,179)
(Benefit from) provision for income taxes	(1,192)	3,248	$(1,056)	424

Net loss	$(5,583)	$(10,434)	$(16,985)	$(16,603)

Net loss, basic and diluted	$(5,583)	$(10,434)	$(16,985)	$(16,603)

Net loss per share, basic	$(0.04)	$(0.08)	$(0.13)	$(0.13)

Net loss per share, diluted	$(0.04)	$(0.08)	$(0.13)	$(0.13)

Weighted-average shares used in calculating net loss per share, basic	126,934,294	131,440,486	$127,632,999	131,180,734

Weighted-average shares used in calculating net loss per share, diluted	126,934,294	131,440,486	$127,632,999	131,180,734

Comprehensive loss:
Net loss	$(5,583)	$(10,434)	$(16,985)	$(16,603)
Foreign currency translation adjustment, net of tax	603	1,375	$43	1,131
Unrealized loss on marketable securities	(33)	(16)	$(98)	(51)

Net comprehensive loss	$(5,013)	$(9,075)	$(17,040)	$(15,523)

Cytek Biosciences, Inc.

Consolidated Balance Sheets

(In thousands, except share and per share data)	June 30, 2025	December 31, 2024
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$75,470	$98,716
Restricted cash	—	29
Marketable securities	186,552	179,145
Trade accounts receivable, net	56,232	60,588
Inventories	49,487	43,893
Prepaid expenses and other current assets	15,084	14,075

Total current assets	$382,825	$396,446
Deferred income tax assets, noncurrent	35,765	33,374
Property and equipment, net	18,352	17,962
Operating lease right-of-use assets	16,387	10,168
Goodwill	16,707	16,663
Intangible assets, net	18,601	20,128
Other noncurrent assets	4,683	4,759

Total assets	$493,320	$499,500

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	6,853	$5,529
Legal settlement liability, current	1,968	1,705
Accrued expenses	21,604	21,443
Other current liabilities	14,717	13,494
Deferred revenue, current	28,128	25,492

Total current liabilities	73,270	67,663
Legal settlement liability, noncurrent	8,477	9,036
Deferred revenue, noncurrent	16,625	16,098
Operating lease liability, noncurrent	14,119	7,552
Long term debt	791	1,050
Other noncurrent liabilities	2,481	2,364

Total liabilities	$115,763	$103,763
Stockholders’ equity:
Common stock, $0.001 par value; 1,000,000,000 authorized shares as of June 30, 2025 and December 31, 2024, respectively; 127,185,113 and 129,205,901 issued and outstanding shares as of June 30, 2025 and December 31, 2024, respectively.	127	129
Additional paid-in capital	429,652	430,791
Accumulated deficit	(52,184)	(35,199)
Accumulated other comprehensive (loss) gain	(38)	16
Total stockholders’ equity	$377,557	$395,737

Total liabilities and stockholders’ equity	$493,320	$499,500

Cytek Biosciences, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Three months ended
(In thousands)	June 30, 2025	June 30, 2024
	(Unaudited)	(Unaudited)
GAAP Gross profit	$23,867	$25,436
Stock based compensation	$1,110	$1,200
Amortization of acquisition-related intangible assets	$481	$503

Non-GAAP Adjusted gross profit	$25,458	$27,139

GAAP Gross margin	52%	55%
Non-GAAP Adjusted gross margin	56%	58%

GAAP Net income	$(5,583)	$(10,434)

Depreciation and amortization	$2,988	$2,479
Provision for (benefit from) income taxes	$(1,192)	$3,248
Interest income	$(555)	$(1,416)
Interest expense	$414	$134
Foreign currency exchange loss (gain)	$(1,593)	$1,784
Stock based compensation	$6,791	$7,152

Non-GAAP Adjusted EBITDA	$1,270	$2,947
Investment income	$(2,048)	$(1,901)

Non-GAAP Adjusted EBITDA excluding investment income	$(778)	$1,046